Exhibit 99.906CERT

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the principal executive officer of Aetos Distressed Investment Strategies Fund, LLC (the "Fund"), with respect to the Fund’s Form N-CSR for the period ended July 31, 2025 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.             such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: September 22, 2025

/s/ Michael F. Klein
Michael F. Klein

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the principal financial officer of Aetos Distressed Investment Strategies Fund, LLC (the "Fund"), with respect to the Fund’s Form N-CSR for the period ended July 31, 2025 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.             such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: September 22, 2025

/s/ Scott D. Sawyer
Scott D. Sawyer